Exhibit to Sub-Item 77Q3 of Form N-SAR
(i) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR
270.30a-2(c)) as of December 19, 2002, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities
Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S.
Securities and Exchange Commission.
(ii) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.
(iii) See certification below

CERTIFICATIONS
I, William G. Papesh, certify that:
1. I have reviewed this report on Form N-SAR of
WM Trust II;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading
with respect to the period covered by this report;
3. Based on my knowledge, the financial information
included in this report, and the financial statements
on which the financial information is based, fairly
present in all material respects the financial
condition, results of operations, changes in net assets,
and cash flows (if the financial statements are
required to include a statement of cash flows) of the
registrant as of, and for, the periods presented in this
report;
4. The registrant's other certifying officers and I are
responsible for establishing and maintaining
disclosure controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act) for the
registrant and have:
a) designed such disclosure controls and procedures
to ensure that material information relating to the
registrant, including its consolidated subsidiaries, is
made known to us by others within those entities,
particularly during the period in which this report is
being prepared;
b) evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within
90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the
effectiveness of the disclosure controls and
procedures based on our evaluation as of the
Evaluation Date;
5. The registrant's other certifying officers and I have
disclosed, based on our most recent evaluation, to the
registrant's auditors and the audit committee of the
registrant's board of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in the design or
operation of internal controls which could adversely
affect the registrant's ability to record, process,
summarize, and report financial data and have
identified for the registrant's auditors any material
weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
management or other employees who have a
significant role in the registrant's internal controls;
and
6. The registrant's other certifying officers and I have
indicated in this report whether or not there were
significant changes in internal controls or in other
factors that could significantly affect internal controls
subsequent to the date of our most recent evaluation,
including any corrective actions with regard to
significant deficiencies and material weaknesses.
Date: December 21, 2002_
_______________________
/s/William G. Papesh
President and Chief Executive Officer

CERTIFICATIONS
I, John T. West, certify that:
1. I have reviewed this report on Form N-SAR of
WM Trust II;
2. Based on my knowledge, this report does not
contain any untrue statement of a material fact or
omit to state a material fact necessary to make the
statements made, in light of the circumstances under
which such statements were made, not misleading
with respect to the period covered by this report;
3. Based on my knowledge, the financial information
included in this report, and the financial statements
on which the financial information is based, fairly
present in all material respects the financial
condition, results of operations, changes in net assets,
and cash flows (if the financial statements are
required to include a statement of cash flows) of the
registrant as of, and for, the periods presented in this
report;
4. The registrant's other certifying officers and I are
responsible for establishing and maintaining
disclosure controls and procedures (as defined in rule
30a-2(c) under the Investment Company Act) for the
registrant and have:
a) designed such disclosure controls and procedures
to ensure that material information relating to the
registrant, including its consolidated subsidiaries, is
made known to us by others within those entities,
particularly during the period in which this report is
being prepared;
b) evaluated the effectiveness of the registrant's
disclosure controls and procedures as of a date within
90 days prior to the filing date of this report (the
"Evaluation Date"); and
c) presented in this report our conclusions about the
effectiveness of the disclosure controls and
procedures based on our evaluation as of the
Evaluation Date;
5. The registrant's other certifying officers and I have
disclosed, based on our most recent evaluation, to the
registrant's auditors and the audit committee of the
registrant's board of directors (or persons performing
the equivalent functions):
a) all significant deficiencies in the design or
operation of internal controls which could adversely
affect the registrant's ability to record, process,
summarize, and report financial data and have
identified for the registrant's auditors any material
weaknesses in internal controls; and
b) any fraud, whether or not material, that involves
management or other employees who have a
significant role in the registrant's internal controls;
and
6. The registrant's other certifying officers and I have
indicated in this report whether or not there were
significant changes in internal controls or in other
factors that could significantly affect internal controls
subsequent to the date of our most recent evaluation,
including any corrective actions with regard to
significant deficiencies and material weaknesses.
Date: December 21, 2002_
_______________________
/s/John T. West
Treasurer and Chief Financial Officer